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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 2005


                                   ATARI, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                        ---------------------------------
                          (State or other jurisdiction
                        of incorporation or organization)


                         Commission File Number: 0-27338


                                   13-3689915
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                      (I.R.S. employer identification no.)


                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         -------------------------------
                         (Address of principal executive
                          offices, including zip code)


                                 (212) 726-6500
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              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         Pursuant to a Compromise Agreement, effective August 31, 2005, by and between Atari, Inc. (the "Company"), Reflections Interactive Limited, a wholly-owned subsidiary of the Company ("Reflections"), and Martin Lee Edmondson, a former employee of Reflections, on August 31, 2005, we issued 1,557,668 unregistered shares to Mr. Edmondson. The shares were issued as part of the full and final settlement of (i) an unfair dismissal claim that Mr. Edmondson filed with the Newcastle Employment Tribunal, and (ii) any and all other claims that Mr. Edmondson had or may have had against the Company, Reflections, and each of their affiliates, officers, directors, etc., except for personal injury claims, accrued pension rights, non-waivable claims, claims to enforce rights under the Compromise Agreement, and claims for financial compensation for services rendered (if any) in connection with the Company's game Driver 4. The shares were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption contained in Section 4(2) of that Act, because the issuance of shares to Mr. Edmondson did not involve a public offering. However, we have agreed to register the shares for resale by Mr. Edmondson.

ITEM 8.01 OTHER EVENTS.

         On August 25, 2005, Nintendo of America Inc. ("Nintendo") executed a First Amendment to Confidential License Agreement for Nintendo GameCube (the "Amendment") between the Company and Nintendo. The Amendment was effective as of March 29, 2005 and amends the Confidential License Agreement for Nintendo GameCube ("Nintendo Agreement") between Nintendo and the Company, dated March 29, 2002. The Amendment extends the term of the Nintendo Agreement through March 29, 2008. All other material terms and conditions of the Nintendo Agreement remain unchanged.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATARI, INC.

                                   By: /s/ Jeffrey B. Kempler
                                       -----------------------------------
                                       Jeffrey B. Kempler
                                       Senior Vice President, Business and
                                       Legal Affairs



Date: September 6, 2005



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